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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):   January 12, 2006





                          DEEP FIELD TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its chapter)



NEW JERSEY                         333-120506                         20-1862733
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(State of                         (Commission                   (I.R.S. Employer
organization)                     File Number)               Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                      07747
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:             (732) 441-7700
                                                             -------------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 12, 2006, Deep Field Technologies, Inc. (the "Company") entered into a Securities Exchange Agreement (the "Securities Exchange") by and among the Company, Beijing Sino-US Jinche Yingang Auto Technological Services Limited, a cooperative joint venture under the laws of The People's Republic of China ("Automart") and Automart's joint venture participants ("the JV Participants") whereby the JV Participants will transfer 95% of their interest in Automart to the Company in exchange for an aggregate of 116,245,399 Class A Common Stock shares, or 85% of the outstanding shares of the Company, and 2 million of the Company's Class B Common Stock shares.

     The closing of the Securities Exchange will occur upon the satisfaction of a number of conditions precedents: (i) shareholder approval of the Securities Exchange by the Company's shareholders, (ii) financing in the form of a convertible debenture for not less than $4 million and (iii) the requisite approvals by the People's Republic of China. It is anticipated that the closing will occur in the first quarter 2006.

     AutoMart is a China based joint venture recently formed between Beijing Silver Harbor Car Service Center and Mayflower Auto Group, LLC. AutoMart business focuses on automobile after-sales services, including maintenance and repairs, insurance, parts sales, interior furnishings, care products, tires, and windshields in the People's Republic of China.


ITEM 8.01      OTHER EVENTS.

     On January 20, 2006 the Company issued a corrected press release regarding the Securities Exchange Agreement that is attached herein as Exhibit 99.1.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (d)       Exhibits

               99.1     Press release dated January 20, 2006 entitled:
                        "Deep Field Technologies Enters into Securities Exchange Agreement With Chinese Auto Service Company"




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DEEP FIELD TECHNOLOGIES, INC,


Date:    January 20, 2006              By: /s/  Mark Meller
                                           ----------------------
                                           Mark Meller
                                           President and Chief Executive Officer
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                                INDEX OF EXHIBITS


     99.1 Press release dated January 19, 2006 entitled: "Deep Field Technologies Enters into Securities Exchange Agreement With Chinese Auto Service Company"